                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 August 10, 2007

           Merrill Lynch Mortgage Investors Trust, Series MLCC 2007-3
                                (Issuing Entity)

                     Merrill Lynch Mortgage Investors, Inc.
              (Exact Name of Depositor as Specified in its Charter)

                      Merrill Lynch Mortgage Lending, Inc.
               (Exact Name of Sponsor as Specified in its Charter)

                     Merrill Lynch Mortgage Investors, Inc.
             (Exact Name of Registrant as Specified in its Charter)

              Delaware                     333-140436             13-3416059
    (State or Other Jurisdiction          (Commission          (I.R.S. Employer
         Of Incorporation)                File Number)       Identification No.)

          250 Vesey Street
4 World Financial Center 10th Floor                                 10080
         New York, New York                                       (Zip Code)
  (Address of Principal Executive
              Offices)

       Registrant's telephone number, including area code: (212) 449-0357

                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

          Filing of Legality Opinion

     Attached as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1 is the opinion of Dechert LLP with respect to the legality of the Merrill Lynch Mortgage Investors Trust, Series MLCC 2007-3 Mortgage Pass-Through Certificates.

ITEM 9.01. Financial Statements and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Not applicable:

          (d)  Exhibits:

          5.1 Opinion of Dechert LLP as to legality (including consent of such firm).

          8.1 Opinion of Dechert LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

          23.1 Consent of Dechert LLP (included in Exhibit 5.1).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By: /s/ Paul Park
                                            ------------------------------------
                                        Name: Paul Park
                                        Title: Authorized Signatory

Date: August 10, 2007

                                INDEX TO EXHIBITS

Exhibit No.   Description
-----------   -----------
5.1           Opinion of Dechert LLP as to legality (including consent of such firm).

8.1 Opinion of Dechert LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1          Consent of Dechert LLP (included in Exhibit 5.1)